                                                                    EXHIBIT 99.3

/s/ Edward Herring                                                  July 1, 2013
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** Signature of Reporting Person                                        Date

VG Holdings, LLC
By: Edward Herring, Manager

/s/ Peter Frank                                                     July 1, 2013
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** Signature of Reporting Person                                        Date

VG Holdings, LLC
By: Peter Frank, Manager

/s/ William Neisel                                                  July 1, 2013
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** Signature of Reporting Person                                        Date

HMTF Equity Fund IV (1999), L.P.
By: HM4/GP (1999) Partners, L.P., its general partner
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner
By: William Neisel, Treasurer

/s/ William Neisel                                                  July 1, 2013
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** Signature of Reporting Person                                        Date

HMTF Private Equity Fund IV (1999), L.P.
By: HM4/GP (1999) Partners, L.P., its general partner
By: Hicks, Muse GP (1999) Partners IV, LLC, its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner
By: William Neisel, Treasurer

/s/ William Neisel                                                  July 1, 2013
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** Signature of Reporting Person                                        Date

HM 4-P (1999) Coinvestors, L.P.
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner
By: William Neisel, Treasurer

/s/ William Neisel                                                  July 1, 2013
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** Signature of Reporting Person                                        Date

HM 4-EQ (1999) Coinvestors, L.P.
By:  Hicks, Muse GP (1999) Partners IV, L.P., its general
partner
By:  Hicks, Muse (1999) Fund IV, LLC, its general partner
By: William Neisel, Treasurer

/s/ William Neisel                                                  July 1, 2013
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Signature of Reporting Person                                           Date

Hicks Muse (1999) Fund IV, LLC
By: William Neisel, Treasurer